EXHIBIT 99.6

Credit Suisse First Boston

Asset-Backed Securities

Accredited Home Lenders 2004 - 2

Group II; California

676 records

Balance: 173,062,444

Home Equity Mortgage Loan Portfolio

Selection Criteria: Group II; California

1. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR CALIFORNIA

2. FICO SCORES

3. LOAN-TO-VALUE RATIOS OF THE LOANS

4. PROPERTY TYPES OF THE LOANS

5. PURPOSE OF THE LOANS

1. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR CALIFORNIA

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR CALIFORNIA	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
North California	278	67,430,919.38	38.96	242,557	6.026	354.2	353.4	0.8	663
South California	398	105,631,524.55	61.04	265,406	6.122	356.9	356.1	0.8	652
Total:	676	173,062,443.93	100	256,010	6.085	355.8	355	0.8	656

Number of States Represented: 1

2. FICO SCORES

FICO SCORES	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
526 - 550	15	2,848,377.83	1.65	189,892	6.942	351.8	350.7	1	539
551 - 575	31	7,056,661.37	4.08	227,634	6.606	354.3	353.4	0.9	564
576 - 600	63	13,827,844.76	7.99	219,490	6.545	359.1	357.9	1.1	589
601 - 625	93	22,979,042.81	13.28	247,086	6.254	354.6	353.8	0.8	613
626 - 650	147	35,184,000.52	20.33	239,347	6.174	354.3	353.5	0.8	638
651 - 675	123	33,936,766.25	19.61	275,909	5.907	356.6	355.9	0.7	664
676 - 700	83	23,822,947.91	13.77	287,023	5.961	357.1	356.4	0.8	687
701 - 725	52	15,134,977.60	8.75	291,057	5.885	359.1	358.3	0.8	712
726 - 750	37	9,887,776.39	5.71	267,237	5.824	356.6	356	0.6	737
751 - 775	22	6,076,171.93	3.51	276,190	5.601	348.2	347.3	0.9	762
776 - 800	9	2,092,397.67	1.21	232,489	5.222	351.9	351.7	0.1	780
801 - 825	1	215,478.88	0.12	215,479	4.99	360	358	2	807
Total:	676	173,062,443.93	100	256,010	6.085	355.8	355	0.8	656

Minimum: 526

Maximum: 807

Weighted Average: 656.4

3. LOAN-TO-VALUE RATIOS OF THE LOANS

LOAN-TO-VALUE RATIOS OF THE LOANS	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
50.000 <=	43	5,048,854.12	2.92	117,415	5.894	314.7	314	0.7	667
50.001 - 60.000	39	7,318,605.38	4.23	187,657	5.862	350.6	349.7	0.9	659
60.001 - 70.000	67	16,370,702.99	9.46	244,339	5.994	350.9	350.1	0.7	655
70.001 - 75.000	54	13,028,066.26	7.53	241,260	6.285	352.3	351.7	0.6	640
75.001 - 80.000	363	106,072,512.05	61.29	292,211	6.055	358.9	358.1	0.8	662
80.001 - 85.000	64	14,221,229.98	8.22	222,207	6.212	355.8	355	0.8	637
85.001 - 90.000	46	11,002,473.14	6.36	239,184	6.34	360	359.2	0.8	639
Total:	676	173,062,443.93	100	256,010	6.085	355.8	355	0.8	656

Minimum: 16.09

Maximum: 90.00

Weighted Average by Original Balance: 76.61

4. PROPERTY TYPES OF THE LOANS

PROPERTY TYPES OF THE LOANS	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
Single Family Residence	543	135,281,917.87	78.17	249,138	6.115	355	354.1	0.8	653
Condominium	69	17,013,002.95	9.83	246,565	5.898	360	359.3	0.7	674
Planned Unit Development	52	17,434,426.72	10.07	335,277	6.015	360	359.1	0.9	664
2-4 Family	10	2,797,096.40	1.62	279,710	6.235	346.7	345.5	1.2	650
Townhouse	2	536,000.00	0.31	268,000	5.879	360	358.5	1.5	665
Total:	676	173,062,443.93	100	256,010	6.085	355.8	355	0.8	656

5. PURPOSE OF THE LOANS

PURPOSE OF THE LOANS	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
Refinance - Cashout	404	92,149,608.75	53.25	228,093	6.161	352.6	351.8	0.8	644
Purchase	242	75,456,691.45	43.6	311,805	6.005	360	359.2	0.8	669
Refinance - Rate/Term	30	5,456,143.74	3.15	181,871	5.903	353.6	352.5	1	683
Total:	676	173,062,443.93	100	256,010	6.085	355.8	355	0.8	656

NOT FOR DISTRIBUTION OUTSIDE CSFB UNDER ANY CIRCUMSTANCES The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.

Credit Suisse First Boston

Asset-Backed Securities

Accredited Home Lenders 2004 - 2

Group II; South California

398 records

Balance: 105,631,525

Home Equity Mortgage Loan Portfolio

Selection Criteria: Group II; South California

1. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR CALIFORNIA

2. FICO SCORES

3. LOAN-TO-VALUE RATIOS OF THE LOANS

4. PROPERTY TYPES OF THE LOANS

5. PURPOSE OF THE LOANS

1. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR CALIFORNIA

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR CALIFORNIA	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
South California	398	105,631,524.55	100	265,406	6.122	356.9	356.1	0.8	652
Total:	398	105,631,524.55	100	265,406	6.122	356.9	356.1	0.8	652

Number of States Represented: 1

2. FICO SCORES

FICO SCORES	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
526 - 550	8	1,661,983.33	1.57	207,748	6.834	345.9	344.5	1.4	538
551 - 575	19	4,383,260.62	4.15	230,698	6.509	360	359.2	0.8	563
576 - 600	42	9,860,265.09	9.33	234,768	6.653	360	358.9	1.1	589
601 - 625	56	14,504,799.08	13.73	259,014	6.334	356.3	355.4	0.8	613
626 - 650	91	22,703,141.62	21.49	249,485	6.115	355.3	354.6	0.7	638
651 - 675	75	21,159,927.97	20.03	282,132	5.911	357.7	356.9	0.7	663
676 - 700	45	13,173,740.05	12.47	292,750	5.974	356.6	355.9	0.7	688
701 - 725	30	8,851,308.78	8.38	295,044	5.967	358.5	357.6	0.9	712
726 - 750	20	6,192,269.04	5.86	309,613	5.905	358.5	358	0.5	738
751 - 775	9	2,630,527.31	2.49	292,281	5.559	355.6	355	0.6	760
776 - 800	2	294,822.77	0.28	147,411	5.525	302.3	301.9	0.5	792
801 - 825	1	215,478.88	0.2	215,479	4.99	360	358	2	807
Total:	398	105,631,524.55	100	265,406	6.122	356.9	356.1	0.8	652

Minimum: 526

Maximum: 807

Weighted Average: 652.4

3. LOAN-TO-VALUE RATIOS OF THE LOANS

LOAN-TO-VALUE RATIOS OF THE LOANS	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
50.000 <=	16	2,013,588.30	1.91	125,849	5.89	353.4	352.7	0.7	652
50.001 - 60.000	21	4,113,625.81	3.89	195,887	6.006	346.8	345.8	1	637
60.001 - 70.000	42	11,129,384.58	10.54	264,985	6.007	352.3	351.6	0.7	652
70.001 - 75.000	36	9,133,860.40	8.65	253,718	6.165	350.5	350	0.5	646
75.001 - 80.000	216	63,704,708.67	60.31	294,929	6.109	359.2	358.4	0.8	659
80.001 - 85.000	37	8,795,339.79	8.33	237,712	6.196	355.8	355.1	0.7	630
85.001 - 90.000	30	6,741,017.00	6.38	224,701	6.421	360	359.2	0.8	635
Total:	398	105,631,524.55	100	265,406	6.122	356.9	356.1	0.8	652

Minimum: 18.64

Maximum: 90.00

Weighted Average by Original Balance: 76.86

4. PROPERTY TYPES OF THE LOANS

PROPERTY TYPES OF THE LOANS	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
Single Family Residence	297	76,580,770.86	72.5	257,848	6.158	356.2	355.4	0.8	648
Condominium	55	13,736,635.65	13	249,757	5.928	360	359.3	0.7	670
Planned Unit Development	36	12,517,021.65	11.85	347,695	6.088	360	359.1	0.9	663
2-4 Family	10	2,797,096.40	2.65	279,710	6.235	346.7	345.5	1.2	650
Total:	398	105,631,524.55	100	265,406	6.122	356.9	356.1	0.8	652

5. PURPOSE OF THE LOANS

PURPOSE OF THE LOANS	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
Refinance - Cashout	237	57,326,713.90	54.27	241,885	6.207	354.6	353.9	0.8	641
Purchase	147	45,716,592.19	43.28	310,997	6.037	360	359.2	0.8	665
Refinance - Rate/Term	14	2,588,218.46	2.45	184,873	5.732	352	351.5	0.5	681
Total:	398	105,631,524.55	100	265,406	6.122	356.9	356.1	0.8	652

NOT FOR DISTRIBUTION OUTSIDE CSFB UNDER ANY CIRCUMSTANCES The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.

Credit Suisse First Boston

Asset-Backed Securities

Accredited Home Lenders 2004 - 2

Group II; North California

278 records

Balance: 67,430,919

Home Equity Mortgage Loan Portfolio

Selection Criteria: Group II; North California

1. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR CALIFORNIA

2. FICO SCORES

3. LOAN-TO-VALUE RATIOS OF THE LOANS

4. PROPERTY TYPES OF THE LOANS

5. PURPOSE OF THE LOANS

1. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR CALIFORNIA

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR CALIFORNIA	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
North California	278	67,430,919.38	100	242,557	6.026	354.2	353.4	0.8	663
Total:	278	67,430,919.38	100	242,557	6.026	354.2	353.4	0.8	663

Number of States Represented: 1

2. FICO SCORES

FICO SCORES	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
526 - 550	7	1,186,394.50	1.76	169,485	7.094	360	359.5	0.5	540
551 - 575	12	2,673,400.75	3.96	222,783	6.766	344.9	343.8	1.1	564
576 - 600	21	3,967,579.67	5.88	188,932	6.279	356.7	355.4	1.3	589
601 - 625	37	8,474,243.73	12.57	229,034	6.116	351.8	351	0.8	613
626 - 650	56	12,480,858.89	18.51	222,872	6.282	352.4	351.5	0.9	640
651 - 675	48	12,776,838.28	18.95	266,184	5.901	354.9	354.2	0.8	664
676 - 700	38	10,649,207.86	15.79	280,242	5.946	357.7	356.9	0.8	686
701 - 725	22	6,283,668.83	9.32	285,621	5.769	360	359.3	0.7	712
726 - 750	17	3,695,507.35	5.48	217,383	5.687	353.4	352.6	0.8	736
751 - 775	13	3,445,644.62	5.11	265,050	5.633	342.5	341.4	1.1	764
776 - 800	7	1,797,574.90	2.67	256,796	5.172	360	359.9	0.1	778
Total:	278	67,430,919.38	100	242,557	6.026	354.2	353.4	0.8	663

Minimum: 534

Maximum: 781

Weighted Average: 662.6

3. LOAN-TO-VALUE RATIOS OF THE LOANS

LOAN-TO-VALUE RATIOS OF THE LOANS	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
50.000 <=	27	3,035,265.83	4.5	112,417	5.897	289	288.3	0.8	677
50.001 - 60.000	18	3,204,979.57	4.75	178,054	5.676	355.5	354.7	0.8	689
60.001 - 70.000	25	5,241,318.41	7.77	209,653	5.966	347.8	346.9	0.8	660
70.001 - 75.000	18	3,894,205.86	5.78	216,345	6.565	356.6	355.7	0.9	625
75.001 - 80.000	147	42,367,803.38	62.83	288,216	5.974	358.6	357.7	0.8	667
80.001 - 85.000	27	5,425,890.20	8.05	200,959	6.238	355.7	354.9	0.9	646
85.001 - 90.000	16	4,261,456.15	6.32	266,341	6.21	360	359.2	0.8	645
Total:	278	67,430,919.38	100	242,557	6.026	354.2	353.4	0.8	663

Minimum: 16.09

Maximum: 90.00

Weighted Average by Original Balance: 76.21

4. PROPERTY TYPES OF THE LOANS

PROPERTY TYPES OF THE LOANS	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score

Single Family Residence	246	58,701,147.01	87.05	238,623	6.058	353.3	352.5	0.9	661
Planned Unit Development	16	4,917,405.07	7.29	307,338	5.829	360	359.1	0.9	665
Condominium	14	3,276,367.30	4.86	234,026	5.774	360	359.5	0.5	690
Townhouse	2	536,000.00	0.79	268,000	5.879	360	358.5	1.5	665
Total:	278	67,430,919.38	100	242,557	6.026	354.2	353.4	0.8	663

5. PURPOSE OF THE LOANS

PURPOSE OF THE LOANS	Number of Mortgage Loans	Aggregate Principal Balance	% of Aggregate Principal Balance	Average Current Balance	Weighted Average Coupon	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average FICO Score
Refinance - Cashout	167	34,822,894.85	51.64	208,520	6.084	349.2	348.3	0.9	650
Purchase	95	29,740,099.26	44.1	313,054	5.956	360	359.3	0.7	676
Refinance - Rate/Term	16	2,867,925.28	4.25	179,245	6.058	355	353.4	1.5	685
Total:	278	67,430,919.38	100	242,557	6.026	354.2	353.4	0.8	663

NOT FOR DISTRIBUTION OUTSIDE CSFB UNDER ANY CIRCUMSTANCES The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.